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                                                                  EXHIBIT 23.6

                                    CONSENT

     The undersigned hereby consents to being named as a Trustee of AEGIS Investment Trust (the "Trust") in the Form S-11 of the Trust initially filed with the Securities and Exchange Commission on September 12, 1997.

                                       /s/ JACK W. SCHAKETT

Dated: November 5, 1997